UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 27, 2024

Scholar Rock Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street, 3rd Floor, Cambridge, MA 02142

(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

As further described under Item 5.07 of this Current Report on Form 8-K, on June 27, 2024 at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Scholar Rock Holding Corporation (the “Company”), and upon the recommendation of the Board of Directors (the “Board”) of the Company, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law (the “Officer Exculpation Amendment”). The Officer Exculpation Amendment was previously approved by the Board, subject to stockholder approval.

The Officer Exculpation Amendment is described in detail under “Proposal 4 - Amend The Company’s Amended And Restated Certificate Of Incorporation To Limit The Liability Of Certain Officers Of The Company” beginning on page 19 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024 (the “Proxy Statement”) in connection with the Annual Meeting. The text of the Officer Exculpation Amendment was included in Annex B of the Proxy Statement.

The Officer Exculpation Amendment became effective upon its filing with the Secretary of State of the State of Delaware on June 27, 2024.

The foregoing description of the Officer Exculpation Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As further described under Item 5.07 of this Current Report on this Form 8-K, at the Annual Meeting, and upon the recommendation of the Board, the Company’s stockholders approved a Certificate of Amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share (“Common Stock”, such amendment, the “Authorized Shares Amendment”). The Authorized Shares Amendment was previously approved by the Board, subject to stockholder approval.

The Authorized Shares Amendment is described in detail under “Proposal 3 - Amend The Company’s Amended And Restated Certificate Of Incorporation To Increase The Number Of Authorized Shares Of Common Stock From 150,000,000 To 300,000,000” beginning on page 16 of the Proxy Statement in connection with the Annual Meeting. The text of the Authorized Shares Amendment was included in Annex A of the Proxy Statement.

The Authorized Shares Amendment became effective upon its filing with the Secretary of State of the State of Delaware on June 27, 2024.

The foregoing description of the Authorized Shares Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

During the Annual Meeting, the Company’s stockholders considered and voted on the six proposals set forth below, each of which is described in greater detail in the Company’s Proxy Statement. The final voting results are set forth below.

Proposal 1 - Election of Directors

The stockholders elected each of the persons named below to serve as a Class III director of the Company for a three-year term that expires at the Company’s annual meeting of stockholders in 2027 and until their successors, if any, are duly elected and qualified, subject to their earlier death, resignation or removal. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Richard Brudnick	62,726,053	8,216,814	5,223,279
Jeffrey S. Flier, M.D.	56,709,862	14,233,005	5,223,279
Akshay Vaishnaw, M.D.,Ph.D.	64,032,596	6,910,271	5,223,279

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
76,077,049	81,644	7,453

Proposal 3 – Amendment of the Company’s Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

The stockholders approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
73,832,131	2,323,602	10,413

Proposal 4 – Amendment of the Company’s Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers of the Company

The stockholders approved an amendment to the Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,173,475	9,760,918	8,474	5,223,279

Proposal 5 – Approval of the Compensation of the Company’s Named Executive Officers on a Non-Binding, Advisory Basis

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,061,313	1,773,153	108,401	5,223,279

Proposal 6 – Approval of the Preferred Frequency for the Advisory Vote on the Compensation of the Company’s Named Executed Officers

The stockholders approved, on a non-binding, advisory basis, the preferred frequency of the advisory votes on compensation of the Company’s named executive officers. The results of such vote were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
70,755,855	14,133	55,268	117,611	5,223,279

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Scholar Rock Holding Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: June 28, 2024	By:	/s/ Junlin Ho
Junlin Ho
General Counsel and Corporate Secretary